                                                                     EXHIBIT 4.1

                        [LOGO OF LUMONICS APPEARS HERE]

[PICTURE APPEARS HERE]

                              LUMONICS INC.
                  INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO, CANADA CONSTITUTEE EN VERTU DES LOIS DE LA PROVINCE D'ONTARIO CANADA

                                                           ---------------------
                                                             CUSIP 549901 10 6
                                                           ---------------------
THIS CERTIFIES THAT
CECI ATTESTE QUE
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                                   SPECIMEN


is the registered holder of
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FULLY PAID AND NON-ASSESSABLE SHARES        ACTIONS ENTIEREMENT LIBEREES SANS
 WITHOUT PAR VALUE IN THE CAPITAL OF            VALEUR AU PAIR DU CAPITAL DE


                                 LUMONICS INC.

ENGLISH:

transferable only on the books of the Corporation in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned by the Transfer Agent and Registrar of the Corporation.

     In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers,

FRENCH TRANSLATION:

transferables seulement dans les livres de la Corporation par le detenteur en personne ou par son procureur dument autorise sur production et remise de ce certificat doment endosse. Ce certificat ne sera valide que s'il est contresigne par l'agent de transfert et registraire de la Corporation.

     En foi de quoi la Corporation a fait signer le present certificat par ses officiers doment autorises,

     Le Secretaire

     /s/ Charles Gardner
     ---------------------------
                      Secretary

     Le President du conseil et chef de la direction


     /s/ Robert Atkinson
     ------------------------------------
     Chairman and Chief Executive Officer

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE PRINCIPAL
           OFFICE OF MONTREAL TRUST COMPANY OF CANADA, IN TORONTO.

LES ACTIONS REPRESENTEES PAR CE CERTIFICAT SONT TRANSFERABLES AU BUREAU
     PRINCIPAL DE COMPAGNIE MONTREAL TRUST DU CANADA, A TORONTO.

Countersigned and registered
Contresigne et inscrit
MONTREAL TRUST COMPANY OF CANADA                  Toronto
COMPAGNIE MONTREAL TRUST DU CANADA
          Transfer Agent and Registrar
          Agent de trasfert et registraire
By
Par
-----------------------------------------------
          Authorized Officer - Offcier autorise

---------------------
 SHARES      ACTIONS
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---------------------
        C00424
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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

AVIS: LA SIGNATURE DE CE TRANSFERT DOIT CORRESPONDRE EN TOUS POINTS AU NOM PORTE A LA FACE DE CE CERTIFICAT SANS Y RIEN CHANGER, AJDUTER OU RETRANCHER.

THERE ARE RIGHTS, CONDITIONS, RESTRICTIONS AND LIMITATIONS ATTACHING TO THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE FULL TEXT THEREOF IS OBTAINABLE ON DEMAND AND WITHOUT FEE FROM THE CORPORATION.

LES ACTIONS REPRESENTEES PAR CE CERTIFICAT COMPORTENT DES DROITS, CONDITIONS, RESTRICTIONS ET LIMITATIONS DONT LE TEXTE INTEGRAL PEUT ETRE OBTENU, SANS FRAIS, SUR DEMANDE ADRESSEE A LA CORPORATION.

     For value received, the undersigned hereby sells, assigns and transfers unto

     Pour valeur recue, le soussigne vend, cede et transporte, par les presentes, a

                                 -----------------------
 PLEASE INSERT SOCIAL INSURANCE                           INDIQUER LE NUMERO D'ASSURANCE
     NUMBER OF TRANSFEREE                                    SOCIALE DU CESSIONNAIRE
                                 -----------------------







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                                                                         Shares
-------------------------------------------------------------------------Actions
of the Capital Stock represented by the     du Capital-actions representees par
within certificate, and does hereby         ce titre et constitue par les
irrevocably constitute an appoint:          presentes:



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Attorney to transfer the said Stock on      son mandataire irrevocable, avec
the Books of the within named Corporation   plein droit de delegation des
with full power of substitution in the      pouvoirs conferes, pour le transfert
premises.                                   du present titre au registre
                                            officiel des actions.


Date______________________________________


Signature ______________________________________________________________________


Witness
Temoin _________________________________________________________________________